Exhibit 10.29


                          SECURITIES PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the 29th day of June, 2001, by and between LifeCell Corporation (the "Company"), a Delaware corporation, with its principal offices at One Millennium Way, Branchburg, New Jersey 08876 and each of PW Juniper Crossover Fund, L.L.C., Caduceus Private Investments, LP, and OrbiMed Associates LLC (each a "Purchaser" and together the "Purchasers").

     WHEREAS, the Company has authorized the issuance and sale to the Purchasers (in the amounts set forth on the signature page hereto), pursuant to this Agreement, of an aggregate of 2,343,750 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at a purchase price per share of $1.92 (calculated based on the average closing price of the Common Stock on the Nasdaq National Market for the five days prior to the date hereof) and warrants to purchase an aggregate 1,312,500 shares of Common Stock (the "Warrants") as set forth on Exhibit A attached hereto; and

     WHEREAS, the Purchasers desire to purchase the shares of Common Stock (the "Shares") and the Warrants (together with the Shares, the "Securities") from the Company on the terms and subject to the conditions set forth herein; and

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION  1.     Commitment  to  Purchase.     Upon  the  basis  of  the
                     ------------------------
representations and warranties, but subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Purchasers and the Purchasers agree to purchase from the Company, at the Closing (as defined below), the Shares and Warrants (in the amounts set forth on the signature page hereof) for an aggregate purchase price of Four Million Five Hundred Thousand Dollars ($4,500,000) (the "Purchase Price").

     SECTION  2.     The  Closing.
                     ------------

          (a) The purchase and sale of the Shares and the Warrants shall take place at a closing (the "Closing") at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey on July 5, 2001, or at such other location and on such other date as the Company and the Purchasers shall mutually agree. The date and time of the Closing are referred to herein as the "Closing Date."

          (b) At the Closing, the Purchasers shall deliver to the Company (i) the Purchase Price by check or by wire transfer of immediately available funds to an account designated by the Company at least two (2) business days prior to the Closing and (ii) the documents set forth in Section 6.02 of this Agreement.

          (c) At the Closing, the Company shall deliver or cause to be delivered to the Purchasers (i) certificates representing the Shares, in definitive form and registered in each of the Purchaser's name or such names as the Purchasers shall request at least two (2) business days prior to the Closing Date, against payment of the Purchase Price, (ii) the Warrants, duly executed by the Company, and (iii) the documents set forth in Section 6.01 of this Agreement.


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
     SECTION  3.     Representations and Warranties of the Company.  The Company
                     ---------------------------------------------
hereby represents and warrants to the Purchasers on the date hereof and as of the Closing Date as follows:

          3.01     Organization and Qualification.  The Company is a corporation
                   ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. The Company has the power and authority, corporate or otherwise, as appropriate, to own, lease and operate its properties and to conduct its business as now conducted and to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement to be entered into between the Company and the Purchasers (the "Registration Rights Agreement"); and the Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect").

          3.02     Authorized Capital Stock.  The Company has authorized, issued
                   ------------------------
          and outstanding capital stock as set forth in the Company's reports (the "34 Act Reports") filed by it with the Securities and Exchange Commission (the "Commission") since January 1, 2001 pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (except as set forth on Schedule
3.2 and except for subsequent issuances, if any, pursuant to this Agreement or pursuant to agreements, employee or director benefit plans or the exercise of convertible securities referred to in the 34 Act Reports). The issued and outstanding shares of the Company's preferred stock, par value $.001 per share (the "Preferred Stock"), and Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of or are not otherwise subject to any preemptive or other similar rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the 34 Act Reports. Except as disclosed in the 34 Act Reports and options issued under the Company's stock plans after March 31, 2001 and except as set forth on Schedule 3.2, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any shares of capital stock of any subsidiary and there is no commitment, plan or arrangement to issue, any securities or obligations convertible into any shares of capital stock of the Company or any such options, rights convertible securities or obligations. The description of the Company's capital stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, contained in the 34 Act Reports accurately and fairly presents the information required to be shown with respect to such capital stock, plans, arrangements, options and rights.

          3.03     Issuance,  Sale  and Delivery of the Shares.  The Shares have
                   -------------------------------------------
been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants have been duly and validly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly authorized and validly issued, fully paid and nonassessable. No preemptive rights or other rights (which have not been waived) to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. Except for rights disclosed in the 34 Act Reports, no stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"). Subject to the satisfaction of the conditions set forth in Section 6.02, no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

          3.04     Due  Execution,  Delivery  and Performance of this Agreement.
                   ------------------------------------------------------------
The Company has full legal right, corporate power and authority to enter into this Agreement, the Registration Rights Agreement and the Warrants and to perform the transactions contemplated hereby and thereby. Each of this Agreement, the Registration Rights Agreement and the Warrants has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation of the transactions contemplated hereby and thereby will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected or, to the Company's knowledge, and subject to satisfaction of the conditions set forth in Section 6.02, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Warrants or the consummation of the transactions contemplated hereby or thereby, except for compliance with Blue Sky laws and federal securities laws applicable to the offering and registration for resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants and compliance with the rules and regulations of the securities exchange or trading market on which the Common Stock is listed. Upon the execution and delivery, and assuming the valid execution of this Agreement and the Registration Rights Agreement by the Purchasers, each of this Agreement, the Registration Rights Agreement and the Warrants will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.02 of this Agreement or Section 2.4 of the Registration Rights Agreement may be legally unenforceable.

          3.05     Financials.  The  Company's  financial  statements (including
                   ----------
all notes and schedules thereto) included in the 34 Act Reports present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

          3.06     No  Defaults.  The Company is not (i) in violation or default
                   ------------
of any provision of its certificate of incorporation, bylaws or other organizational documents, or (ii) in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its assets or properties are bound, except for violations, breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

          3.07     Contracts.  The  contracts described in the 34 Act Reports as
                   ---------
being in effect on the date hereof that are material to the Company, are in full force and effect on the date hereof, and the Company is not, nor to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

          3.08     No Actions.  Except as disclosed in the 34 Act Reports, there
                   ----------
are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company is or may be a party or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement, the Registration Rights Agreement or the Warrants or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of the operations of the Company (a "Material Adverse Change"); and all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the 34 Act Reports, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material. Except as disclosed in the 34 Act Reports, the Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

          3.09     Labor.  No  labor  dispute  with the employees of the Company
                   -----
exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, have a Material Adverse Effect.

          3.10     Properties.  The  Company  has  valid  title  to  all  its
                   ----------
properties as described in the 34 Act Reports, and such properties are not subject to any lien, mortgage, pledge, charge or encumbrance of any kind, except
(i) those, if any, reflected in the Financial Statements (including the notes thereto), or (ii) those which are not material in amount and do not materially and adversely affect the use made and intended to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the 34 Act Reports, the Company owns or leases all such properties as are necessary to its operations as now conducted.

          3.11     No  Material  Change.  Since  March 31, 2001, (i) the Company
                   --------------------
has not incurred any liabilities or obligations, indirect, or contingent, or entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or in a Material Adverse Effect; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, other than regular quarterly dividends with respect to the Series B Preferred Stock, and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) except as set forth on
Schedule 3.2, there has not been any change in the capital stock of the Company other than the sale of the Shares hereunder and shares or options issued pursuant to exercise of outstanding warrants or employee and director stock option plans approved by the Company's Board of Directors or indebtedness material to the Company (other than in the ordinary course of business); and (v) there has not been a change that would result in a Material Adverse Change.

          3.12     Intellectual  Property.  Except  as  otherwise  specifically
                   ----------------------
disclosed in the 34 Act Reports, (i) the Company owns or has obtained valid licenses, options or rights to use for the material inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company's business as currently conducted (collectively, the "Intellectual Property");
(ii) the Company has not received notice of any third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the product indications described in the 34 Act Reports that would preclude the Company from conducting its business as currently conducted; (iii) to the Company's knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any material Intellectual Property owned, licensed or optioned by the Company;
(iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any material Intellectual Property owned, licensed or optioned by the Company; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any material Intellectual Property owned, licensed or optioned by the Company; and (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others as would reasonably be expected to result in a Material Adverse Effect.

          3.13     Compliance.  Except  as  disclosed in the 34 Act Reports, the
                   ----------
Company has not been advised, and has no reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to be so in compliance would not individually or in the aggregate have a Material Adverse Effect.

          3.14     Environmental  Matters.  Except  as  disclosed  in the 34 Act
                   ----------------------
Reports and except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) the Company is in compliance with all applicable Environmental Laws, (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits, authorizations and approvals, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company and (D) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          3.15     Taxes.  The  Company  has filed or obtained filing extensions
                   -----
with respect to all federal, state, local and foreign income and franchise tax returns material to the Company, and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

          3.16     Transfer  Taxes.  On  the Closing Date, all stock transfer or
                   ---------------
other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.


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
          3.17     Insurance.  The  Company  maintains insurance of the type and
                   ---------
in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

          3.18     Contributions.  The  Company  has not directly or indirectly,
                   -------------
(i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or
(ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          3.19     Investment  Company.  The  Company  is  not  an  "investment
                   -------------------
company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

          3.20     Related  Party  Transactions.  No  transaction  has  occurred
                   ----------------------------
between or among the Company and its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the 34 Act Reports that is not so described.

          3.21     Books  and  Records.  The  books, records and accounts of the
                   -------------------
Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          3.22     Regulatory  Matters.  Except  as  described  in  the  34  Act
                   -------------------
Reports, to the Company's knowledge, there are no rulemaking or similar proceedings before The United States Food and Drug Administration or comparable federal, state, local or foreign government bodies which involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a Material Adverse Change.

          3.23     Employee Agreements.  To the knowledge of the Company, if any
                   -------------------
full-time employee identified in the 34 Act Reports has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the 34 Act Reports or such person's performance of his obligations to the Company; and the Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

          3.24     Finders' Fees.  There is no investment banker, broker, finder
                   -------------
or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

     SECTION  4.  Representations and Warranties of the Purchasers.  Each of the
                  ------------------------------------------------
Purchasers, severally and not jointly, hereby represents and warrants to the Company on the date hereof and as of the Closing Date as follows:

          4.01.     Existence  and  Power.  Such  Purchaser  is  an  entity duly
                    ---------------------
organized or formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized or formed and has all requisite power and authority to enter into this Agreement and the Registration Rights Agreement and to perform its obligations hereunder or thereunder.

          4.02.     Authorization.  Such  Purchaser  has  the  power to execute,
                    -------------
deliver and perform its obligations under this Agreement and the Registration Rights Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement have been duly executed and delivered by such Purchaser and constitute legal, valid and binding agreements of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by equitable principles of general applicability.

          4.03.     Governmental  Authorization.  The  execution and delivery by
                    ---------------------------
such Purchaser of this Agreement and the Registration Rights Agreement, and the performance and consummation of the transactions contemplated hereby and thereby, require no material action by or in respect of, or material filing with, any governmental body, agency or official.

          4.04.     Non-Contravention.  The  execution, delivery and performance
                    -----------------
of this Agreement and the Registration Rights Agreement and the performance and consummation of the transactions contemplated hereby and thereby, will not result in any violation under or be in conflict with or constitute, with or without the passage of time and giving of notice, either a material default under such Purchaser's organizational documents or any judgment, order, writ, decree or material contract to which such Purchaser is a party or by which it is bound.

          4.05.     Private  Placement.
                    ------------------

               (a) Such Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act.

               (b) Such Purchaser represents and warrants that it is acquiring the Securities to be purchased by it pursuant to this Agreement for investment for such Purchaser's own account and not with a view to the resale or distribution of such Securities or any interest therein other than in a transaction that is registered or exempt from registration under the Securities Act.

               (c) Such Purchaser represents and warrants that it is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

               (d) Such Purchaser represents and warrants that it (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Securities to be purchased by it hereunder.

               (e) Such Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company regarding the Company, the terms and conditions of the Securities and related matters, and has been furnished with the information it deems necessary or desirable to evaluate the merits and risks of its acquisition of the Securities.

               (f) Such Purchaser understands that the Securities that it is purchasing are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations, such Securities may be resold without registration under the Securities Act only in certain limited circumstances. It is understood that the certificates delivered at Closing evidencing the Securities will bear a restrictive legend.

               (g) Such Purchaser has, in connection with its decision to purchase the Securities, relied solely upon the 34 Act Reports and the representations and warranties of the Company contained herein.

          4.06.     Finders'  Fees.  There  is  no  investment  banker,  broker,
                    --------------
finder or other intermediary which has been retained by or is authorized to act on behalf of such Purchaser who might be entitled to any fee or commission from such Purchaser or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

     SECTION  5.     Covenants  of  the  Company  and  the  Purchasers.
                     -------------------------------------------------

          5.01     Best  Efforts;  Further Assurances.  Subject to the terms and
                   -----------------------------------
conditions of this Agreement, the Company and the Purchasers agree to use their respective best efforts to: (i) obtain all necessary consents, waivers, authorizations and approvals necessary or desirable in connection with the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants; and (ii) take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary or desirable under applicable laws to consummate the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants. The Company and the Purchasers agree to execute and deliver such documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants.

          5.02.     Certain  Filings.  The Company and the  Purchasers  agree to
                    ----------------
cooperate with each other: (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants; and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

          5.03.     Public  Announcements.  The Company and the Purchasers shall
                    ---------------------
consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

     Section  6.     Closing  Deliveries.
                     -------------------

          6.01.  Conditions  to  the Purchasers' Obligations.  The obligation of
                 -------------------------------------------
the Purchasers to consummate the transactions contemplated by this Agreement shall be subject to the delivery of the fulfillment prior to or at the Closing of the following conditions:

               (a) The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

               (b) The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               (c) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any securities exchange or trading market on which the Common Stock is listed that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and effective as of the Closing and all filings with such authorities or regulatory bodies shall have been made and accepted.

               (d) The Company shall have delivered a stock certificate to each of the Purchasers representing the Shares being purchased by such Purchaser hereunder.

               (e) The Company shall have executed and delivered the Warrants in the form attached hereto as Exhibit A to each of the Purchasers representing the Warrants being purchased by such Purchaser hereunder.

               (f) The Company shall have delivered such closing documents as shall be reasonably requested by the Purchasers in form and substance reasonably acceptable to the Purchasers' counsel, including, without limitation, the following:

                    (i) a certificate of the Secretary of the Company, dated the Closing Date, as to the incumbency of any officer executing this Agreement or any document related thereto;

                    (ii) a certified copy of the resolutions of the Company's Board of Directors authorizing (A) the execution, delivery and consummation of this Agreement, the Registration Rights Agreement and the Warrants and (B) transactions contemplated hereby and thereby; and

                    (iii) a certificate of the President of the Company, dated the Closing Date, certifying that the conditions specified in this Section 6.01 have been fulfilled and that as of the date of Closing, there has not been no Material Adverse Change.

               (g) The Company shall have executed and delivered the Registration Rights Agreement, substantially in the form attached hereto as Exhibit B.

          6.02.  Conditions  to  the Obligations of the Company.  The obligation
                 ----------------------------------------------
of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions:

               (a) The representations and warranties of each of the Purchasers contained in Section 4 shall be true on and as of the Closing in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing.

               (b) All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any securities exchange or trading market on which the Common Stock is listed that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and effective as of the Closing and all filings with such authorities or regulatory bodies shall have been made and accepted.

               (c) Each of the Purchasers shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

               (d) The Purchasers shall have paid the Purchase Price in full as specified in Section 2.
               (e) The Purchasers shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit B.

               (f) The Purchasers shall have delivered to the Company such closing documents as shall be reasonably requested by the Company in form and substance reasonably acceptable to the Company's counsel.

     Section 7.     Survival of Representations and Warranties; Indemnification;
                    ------------------------------------------------------------
Exclusive  Remedy.
-----------------

          7.01.  Survival  of  Representations  and  Warranties.  The
                 ----------------------------------------------
representations and warranties provided for in this Agreement shall survive for a period of two (2) years from the Closing Date; provided, that any representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate if notice of the inaccuracy or breach thereof shall have been given to the party against whom such indemnity may be sought prior to such termination; and provided, further, that such survival shall be solely with respect to such inaccuracy or breach claimed.

          7.02.  Indemnification.  (a)  The  Company  shall  indemnify  and hold
                 ---------------
harmless each of the Purchasers and its officers, directors, employees and agents against any and all direct monetary costs, expenses, damages, liabilities or losses (including, without limitation, reasonable counsel's fees and other reasonable out-of-pocket costs incident to any suit, action or proceeding) (the "Damages") to the extent caused by (i) the breach of any representation or warranty made by the Company in this Agreement and (ii) the breach by the Company of any covenant or agreement to be performed by it hereunder.

               (b) Each of the Purchasers shall, severally and not jointly, indemnify and hold harmless the Company and its officers, directors, employees and agents against any and all Damages to the extent caused by (i) the breach of any representation or warranty made by such Purchaser in this Agreement and (ii) the breach by such Purchaser of any covenant or agreement to be performed by it hereunder.

               (c) Any Person providing indemnification pursuant to the provisions of this Section 7.02 is hereinafter referred to as an "Indemnifying Party" and any Person entitled to be indemnified pursuant to the provisions of this Section 7.02 is hereinafter referred to as an "Indemnified Party."

          7.03.  Procedures  for  Third  Party Claims.  In the case of any claim
                 ------------------------------------
for indemnification arising from a claim of a third party (a "Third Party Claim"), an Indemnified Party shall give prompt written notice to the Indemnifying Party of any claim or demand which such Indemnified Party has knowledge and as to which it may request indemnification hereunder. The Indemnifying Party shall have the right to defend and to direct the defense against any such Third Party Claim, in its name or in the name of the Indemnified Party, as the case may be, at the expense of the Indemnifying Party, and with counsel selected by the Indemnifying Party unless (i) such Third Party Claim seeks an order, injunction or other equitable relief against the Indemnified Party, or (ii) the Indemnified Party shall have reasonably concluded that (x) there is a conflict of interest between the Indemnified Party and the Indemnifying Party in the conduct of the defense of such Third Party Claim or
(y) the Indemnified Party has one or more defenses not available to the Indemnifying Party. Notwithstanding anything in this Agreement to the contrary, the Indemnified Party shall, at the expense of the Indemnifying Party, cooperate with the Indemnifying Party, and keep the Indemnifying Party fully informed, in the defense of such Third Party Claim. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel employed at its own expense; provided, however, that, in the case of any Third Party Claim described in clause (i) or (ii) of the second preceding sentence or as to which the Indemnifying Party shall not in fact have employed counsel to assume the defense of such Third Party Claim, the reasonable fees and disbursements of such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall have no indemnification obligations with respect to any Third Party Claim which shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

          7.04.  Procedures  for  Inter-Party  Claims.  In  the  event  that  an
                 ------------------------------------
Indemnified Party determines that it has a claim for Damages against an Indemnifying Party hereunder (other than as a result of a Third Party Claim), the Indemnified Party shall give prompt written notice thereof to the Indemnifying Party, specifying the amount of such claim and any relevant facts and circumstances relating thereto. The Indemnified Party shall provide the Indemnifying Party with reasonable access to its books and records for the purpose of allowing the Indemnifying Party a reasonable opportunity to verify any such claim for Damages. The Indemnified Party and the Indemnifying Party shall negotiate in good faith regarding the resolution of any disputed claims for Damages.

     Section  8.     Miscellaneous.
                     -------------

          8.01.  Notices.  All notices, requests and other communications to any
                 -------
party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number as set forth below, or such other address or telecopier number as such party may hereinafter specify for the purpose of giving notice hereunder to the party giving such notice. Each such notice, request or other communication shall be effective: (i) if given by telecopier, when such telecopier is transmitted to the telecopier number specified pursuant to this Section 8.01 and the appropriate confirmation is received or; (ii) if given by mail, 72 hours after such communication is deposited in the mails, certified mail, return receipt requested, postage prepaid, addressed as aforesaid or; (iii) if given by any other means, when delivered at the address as follows:

     If  to  the  Company,  to:

          LifeCell  Corporation
          1  Millennium  Way
          Branchburg,  New  Jersey  08876
          Attention:  Steven  T.  Sobieski
          Telecopier:  (908)  947-1092

     With  a  copy  to:

          Lowenstein  Sandler  PC
          65  Livingston  Avenue
          Roseland,  New  Jersey  07068
          Attention:  Alan  Wovsaniker,  Esq.
          Telecopier:  (973)  597-2400


     If  to  the  Purchasers,  to:

          c/o  OrbiMed  Associates  LLC
          767  Third  Avenue
          New  York,  New  York  10017
          Attention:  ______________
          Telecopier:  ____________


     With  a  copy  to:

          Wollmuth  Maher  &  Deutsch  LLP
          500  Fifth  Avenue,  12th  Floor
          New  York,  New  York  10110
          Attention:  Mason  H.  Drake,  Esq.
          Telecopier:  (212)  382-0050

          8.02.  Amendments  and  Waivers.
                 ------------------------

          (a) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          8.03.  Expenses;  Documentary Taxes.  Except as expressly set forth in
                 ----------------------------
this Agreement, the Registration Rights Agreement or the Warrants, the Company and each of the Purchasers will each pay their own costs and expenses in connection with the transactions contemplated hereby or thereby.

          8.04.  Successors and Assigns.  The provisions of this Agreement shall
                 ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign,
                                    --------  -------
delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party.

          8.05.  Governing Law.  This Agreement and all matters arising directly
                 -------------
or indirectly herefrom shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of laws principles thereof.

          8.06.  Consent  to  Jurisdiction.  The  parties  hereto agree that any
                 -------------------------
suit, action or proceeding relating to or arising out of this Agreement or the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement directly or indirectly shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or outside the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section
8.01  shall  be  deemed  effective  service  of  process  on  such  party.

          8.07.  WAIVER  OF  JURY  TRIAL.  THE  COMPANY  AND THE PURCHASERS EACH
                 -----------------------
HEREBY  IRREVOCABLY  WAIVES  ANY  AND  ALL  RIGHT  TO TRIAL BY JURY IN ANY LEGAL
PROCEEDING  ARISING  OUT  OF  OR  RELATED  TO  THIS  AGREEMENT,  THE TRANSACTION
DOCUMENTS,  OR  THE  TRANSACTIONS  CONTEMPLATED  HEREBY  OR  THEREBY.

          8.08.  Counterparts;  Facsimile  Signatures.  This  Agreement  may  be
                 ------------------------------------
executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

          8.09.  Entire  Agreement.  This  Agreement,  the  Registration  Rights
                 -----------------
Agreement and the Warrants constitute the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement, the Registration Rights Agreement and the Warrants.

          8.10.  Headings.  The  headings  in  this  Agreement  are included for
                 --------
convenience of reference only and shall be ignored in the construction or interpretation hereof.

          8.11.  Severability.  Any  provision  of  this  Agreement  that  is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          8.12.  Construction.  This  Agreement  shall  not  be  construed  or
                 ------------
interpreted with any presumption against any party hereto by reason of any of them causing this Agreement to be drafted.

             [INTENTIONALLY LEFT BLANK; SIGNATURES ARE ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                       LIFECELL  CORPORATION


                                       By:   /s/  P.  Thomas
                                             --------------------------------
                                             Name:  P.  Thomas
                                             Title:  Chief Executive Officer

                                       PW  JUNIPER  CROSSOVER  FUND,  L.L.C.


                                       By:   /s/  Eric  A.  Bittelman
                                             --------------------------------
                                             Name:  Eric  A.  Bittelman
                                             Title:  CFO  of  Managing Member

                                       Shares:    699,430
                                       Warrants:  391,681

                                       CADUCEUS PRIVATE INVESTMENTS, LP

                                       By:   OrbiMed  Capital  LLC
                                              its  general  partner


                                       By:   /s/  Eric  A.  Bittelman
                                             --------------------------------
                                             Name:  Eric  A.  Bittelman
                                             Title:  CFO  of  Managing Member


                                       Shares:    1,610,790
                                       Warrants:  902,043

                                       ORBIMED  ASSOCIATES  LLC


                                       By:   /s/  Eric  A.  Bittelman
                                             --------------------------------
                                             Name:  Eric  A.  Bittelman
                                             Title:  CFO  of  Managing Member


                                       Shares:    33,530
                                       Warrants:  18,776